Exhibit 10.1

Apollo Endosurgery, Inc.

2006 Stock Option Plan

Plan Description and Contract Forms

APOLLO ENDOSURGERY, INC.
2006 STOCK OPTION PLAN

1.                                      Purposes of the Plan.  The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Consultants and Non-Employee Directors of the Company and its Subsidiaries and to promote the success of the Company’s business.  Options granted under this Plan may be incentive stock options (as defined under Section 422 of the Code) or nonqualified stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.  No Incentive Stock Options may be granted under this Plan unless this Plan has been approved by the stockholders of the Company within 12 months after its adoption by the Board of Directors.

2.                                      Definitions.  As used herein, the following definitions shall apply:

(a)                                 “Administrator” means the Board or any of its Committees, as applicable, that is administering the Plan under Section 4 of this Plan.

(b)                                 “Board” means the Board of Directors of the Company.

(c)                                  “Change of Control” shall have the meaning provided in Section 12 hereof.

(d)                                 “Code” means the Internal Revenue Code of 1986, as amended.

(e)                                  “Committee” means the Committee appointed by the Board of Directors under paragraph (a) of Section 4 of the Plan.

(f)                                   “Company” means Apollo Endosurgery, Inc., a Delaware corporation.

(g)                                 “Consultant” means any consultant or advisor (including Non-Employee Directors) to the Company or any Parent or Subsidiary.

(h)                                 “Continuous Status as an Employee, Consultant or Non-Employee Director” means, for an Employee or Consultant, the absence of any interruption or termination of the employment or consulting relationship with the Company or any Subsidiary, and for a Non-Employee Director, the absence of any interruption or termination of service as a Non-Employee Director.  Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of:

(i)                                    any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise under Company policy adopted from time to time; or

(ii)                                the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

(i)                                    “Employee” means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company.  The payment of a director’s fee by the Company will not constitute “employment” by the Company.

(j)                                    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(k)                                 “Fair Market Value” means, as of any date, the value of Stock determined as follows:

(i)                                    If the Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq National Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange or the exchange with the greatest volume of trading in Stock for the last market trading day before the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

(ii)                                If the Stock is quoted on The Nasdaq Stock Market (but not on The Nasdaq National Market) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Stock; or

(iii)                            If there is no established market for the Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(l)                                    “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(m)                             “Nonqualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(n)                                 “Non-Employee Director” means a member of the Board who is not an employee.

(o)                                 “Option” means a stock option granted under this Plan.

(p)                                 “Optioned Stock” means the Stock subject to an Option.

(q)                                 “Optionee” means an Employee or Consultant who receives an Option.

(r)                                  “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(s)                                   “Plan” means this 2006 Stock Option Plan.

(t)                                    “Person” means any individual entity or group within the meaning of Section 13(d) or 14(d)(2) of the Securities Act.

(u)                                 “Share” means a share of the Stock, as adjusted in accordance with Section 12 of the Plan.

(v)                                 “Stock” means the Common Stock, par value $.0001 per share, of the Company;

(w)                               “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.                                      Stock Subject to the Plan.  Subject to the provisions of Section 12 of this Plan, the maximum number of shares of Stock that may be optioned and sold under the Plan is 1,000,000 shares.  The shares may be authorized, but unissued, or reacquired Stock.  If an Option expires or becomes unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless this Plan has been terminated, become available for future grant hereunder.

4.                                      Administration of the Plan.

(a)                                 Procedure.

(i)                                    Administration With Respect to Directors and Officers or to Non-Employee Directors.  With respect to grants of Options to Employees who are also officers or directors of the Company, or to Non-Employee Directors, the Plan shall be administered by: (A) the Board or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 promulgated under the Exchange Act or any successor thereto (“Rule 16b-3”) with respect to a plan intended to qualify thereunder as a discretionary plan.  Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.  From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer this Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.  Notwithstanding the foregoing, this Plan shall not be administered by the Board if (a) the Company and its officers and directors are then subject to the requirements of Section 16 of the Exchange Act and (b) the Board’s administration of this Plan would prevent the Plan from complying with Rule 16b-3.

(ii)                                Administration With Respect to Consultants and Other Employees.  With respect to grants of Options to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of corporate and securities laws applicable to the Company and of the Code (the “Applicable Laws”).  Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.  From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer this Plan, all to the extent permitted by the Applicable Laws.

(b)                                 Powers of the Administrator.  Subject to the provisions of this Plan (and in the case where a Committee is the Administrator, to the specific duties delegated by the Board to such Committee), the Administrator shall have the authority, in its discretion, to:

(i)                                    determine the Fair Market Value of the Stock, in accordance with Section 2(k) of this Plan;

(ii)                                select the officers, Consultants and Employees to whom Options may from time to time be granted hereunder;

(iii)                            determine whether and to what extent Options are granted hereunder;

(iv)                             determine the number of shares of Stock to be covered by each such award granted hereunder;

(v)                                 approve forms of agreement for use under this Plan;

(vi)                             determine the terms and conditions, not inconsistent with the terms of this Plan, of any award granted hereunder (including, but not limited to, the per share exercise price for the Shares to be issued on the exercise of an Option and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option or other award and/or the shares of Stock relating thereto;

(vii)                         determine whether and under what circumstances an Option may be bought-out for cash under Section 9(f); and

(viii)                     reduce the exercise price of any Option (but in the case of an Incentive Stock Option, such reduction may only be to the then current Fair Market Value and only if the Fair Market Value of the Stock covered by such Option shall have declined since the date the Option was granted).

(c)                                  Effect of Committee’s Decision.  All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.  Neither the Board, the Committee nor any member thereof shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Board and of the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including counsel fees) arising therefrom to the full extent permitted by law.

5.                                      Eligibility.

(a)                                 Nonqualified Stock Options may be granted to Employees, Consultants and Non-Employee Directors.  Incentive Stock Options may be granted only to Employees.

(b)                                 Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonqualified Stock Option.  However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options.

(c)                                  For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(d)                                 The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company’s right to terminate his employment or consulting relationship at any time, with or without cause, unless otherwise agreed in writing by the Company and such Optionee.

6.                                      Term of Plan.  This Plan shall become effective upon its adoption by the Board of Directors, and shall continue in effect until May 5, 2016 unless extended by the Board or sooner terminated under Section 14 of this Plan.  No grants of Options may be made under this Plan after May 5, 2016.

7.                                      Term of Option.  The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than 10 years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.  However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns Stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five years from its date of grant, or such shorter term as may be provided in the Option Agreement.

8.                                      Option Exercise Price and Consideration.

(a)                                 The per share exercise price for the Shares to be issued on the exercise of an Option shall be such price as is determined by the Administrator, provided that, in the case of an Incentive Stock Option:

(i)                                    the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant; and

(ii)                                granted to an Employee who, at the time of the grant, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(b)                                 The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of:

(i)                                    cash,

(ii)                                check,

(iii)                            promissory note,

(iv)                             other shares of the Company’s capital stock that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares underlying such Option, and in the case of shares of the Company’s capital stock acquired upon exercise of an Option, either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company,

(v)                                 authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised,

(vi)                             delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price,

(vii)                         any combination of the foregoing methods of payment, or

(viii)                     such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable laws.

9.                                      Exercise of Option.

(a)                                 Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.  An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised, and the Optionee deemed to be a stockholder of the Shares being purchased upon exercise, when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised.  Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of this Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)                                 Termination of Continuous Status as an Employee, Consultant or Non-Employee Director.  In the event of termination of an Optionee’s Continuous Status as a Consultant (unless such termination is for purposes of becoming an Employee of the Company) or Continuous Status as an Employee or Non-Employee Director of the Company (as the case may be), such Optionee may, but only within 90 days (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but no later than the expiration date of the term of such Option), exercise his Option to the extent that an Optionee was entitled to exercise it at the date of such termination.  To the extent that an Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

(c)                                  Disability of Optionee.  Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee’s Continuous Status as an Employee, a Consultant or a Non-Employee Director as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may, but only within 12 months from the date of such termination (but no later than the expiration date of the term of such Option), exercise the Option to the extent otherwise entitled to exercise it at the date of such expiration.  To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

(d)                                 Death of Optionee.  In the event of the death of an Optionee:

(i)                                    while an Employee, Consultant or Non-Employee Director and having been in Continuous Status as an Employee, Consultant or Non-Employee Director since the date of grant of the Option, this Option may be exercised at any time within 12 months after the date of death (but no later than the expiration of the term of this Option), by the personal representative of the Optionee’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee, Consultant or Non-Employee Director 12 months after the date of death; or

(ii)                                that occurs within 30 days (or such other period of time not exceeding 90 days as is determined by the Board) after the termination of the Optionee’s Continuous Status as an Employee, Consultant, or Non-Employee Director, this Option may be exercised at any time within 12 months after the date of death (but no later than the expiration of the term of this Option), by the Optionee’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

(e)                                  Rule 16b-3.  Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

(f)                                   Buyout Provisions.  The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

10.                               Non-Transferability of Options. Options granted under this Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than:  (i) by will or by the laws of descent or distribution; or (ii) pursuant to a qualified domestic relations order (as defined by the Code). However, any Option so transferred shall continue to be subject to all the terms and conditions contained in this Plan and in the related Option Agreement.  If permitted by the Administrator, an Optionee may designate a beneficiary or beneficiaries to exercise the rights of the Optionee of an Optionee on his or her death.

11.                               Stock Withholding to Satisfy Withholding Tax Obligations.  At the Administrator’s discretion, Optionees may satisfy withholding obligations as provided in this paragraph.  When in connection with an Option, an Optionee incurs tax liability that is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, that number of Shares having a Fair Market Value equal to the amount required to be withheld.  The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the “Tax Date”).

All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

(a)                                 the election must be made on or before the applicable Tax Date;

(b)                                 once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

(c)                                  all elections shall be subject to the consent or disapproval of the Administrator; and

(d)                                 if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

If an Optionee makes an election to have Shares withheld and the Tax Date is deferred under Section 83 of the Code because the Optionee does not make an election under Section 83(b) of the Code, then the Optionee shall receive the full number of Shares with respect to which the Option is exercised but shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

12.                               Changes in the Company’s Capital Structure. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

If the Company effects a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation therefor in money, services or property, then:

(a)                                 the number, class, and per share price of shares of Stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an Optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as he would have received had he exercised his Option in full immediately before the event requiring the adjustment; and

(b)                                 the number and class of shares of Stock then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved that number and class of shares of stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

If there is any (i) consolidation or merger of the Company with or into any other corporation or corporations, (ii) a sale, transfer, lease, conveyance or disposition of all or substantially all of the assets of the Company that requires stockholder approval under the Delaware General Corporation Law, or (iii) the Company is to be liquidated or dissolved (unless the stockholders of the Company immediately before such transaction own, immediately after the consummation of such transaction, more than 50% of the combined voting power of the then-outstanding voting securities of the surviving or purchasing entity, in substantially the same proportions of such voting securities as they owned immediately before such transaction) (any of which events shall constitute a “Significant Transaction” and events (i) and (ii) shall constitute a “Change in Control”), then, subject to the provisions hereof, the Administrator may in its discretion, at any time before a Significant Event occurs, accelerate the vesting of all outstanding Options or take such other action with respect to outstanding Options as it deems appropriate, including, without limitation, canceling such outstanding Options and paying the Optionees an amount equal to the value of such Options, as determined by the Board.

Notwithstanding the foregoing, if a Significant Transaction occurs and in connection therewith, the holder of any Option that is not fully vested will not receive, in consideration of such Option, a substitute award of stock options containing substantially similar terms to (including vesting provisions) and having an equal or greater fair market value than such Option, then the Administrator shall either:

(a)                                 accelerate the vesting of such Option within a reasonable time before  the completion of such Significant Transaction (such that the Option holder would have the opportunity to participate in the Significant Transaction on the same basis as holders of Stock, subject to such holder’s exercise of such Option); or

(b)                                 cancel such Option in consideration of the payment to the holder thereof of an amount (in cash) equal to the fair market value of such Option.

For purposes of the foregoing, the fair market value attributable to Options shall, at the Administrator’s election: (x) be determined in accordance with the Black-Scholes method (for purposes of which volatility shall be measured over the preceding one year period and the risk-free interest rate shall be the rate of U.S. treasury bills with a maturity corresponding to the remaining term of such Option) or (y) be an amount equal to the fair market value of the Stock subject to such Option less the exercise price thereof; provided that, the fair market value of (A) any Options shall be determined as of the date, either of the Change in Control or of the Significant Transaction, that results in the greater fair market value of such Options, and (B) any substitute award or Option shall be determined as of the date of the Significant Transaction.

Except as expressly provided herein, the Company’s issuance of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either on direct sale or upon the exercise of rights or warrants to subscribe therefor, or on conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Options.

13.                               Time of Granting Options.  The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator.  Notice of the determination shall be given to each Employee, Consultant or Non-Employee Director to whom an Option is so granted within a reasonable time after the date of such grant.

14.                               Amendment and Termination of the Plan.

(a)                                 Amendment and Termination.  The Board may at any time amend, alter, suspend or discontinue this Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent.  In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the applicable requirements of The Nasdaq Stock Market or an established stock exchange), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

(b)                                 Effect of Amendment or Termination.  Any such amendment or termination of this Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless the Optionee and the Board mutually agree otherwise in writing.

15.                               Conditions Upon Issuance of Shares.  Shares shall not be issued on the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange on which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

16.                               Reservation of Shares. During the term of this Plan, the Company will at all times reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority the Company’s counsel considers necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability related to the failure to issue or sell such Shares as to which such authority is not first obtained.

17.                               Agreements.  Options shall be evidenced by written agreements in such form as the applicable Administrator approves from time to time.

18.                               Information to Optionees. During the period for which an Optionee has one or more Options outstanding, the Company shall provide to each such Optionee copies of all annual reports and other information that are generally provided to all stockholders of the Company, except that the Company shall not be required to provide such information to persons whose duties in connection with the Company assure their access to equivalent information.

19.                               Governing Law; Construction.  All rights and obligations under this Plan shall be governed by, and this Plan shall be construed in accordance with, the laws of the State of

Texas without regard to the principles of conflicts of laws.  Titles and headings to Sections herein are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of this Plan.

LIST OF KEY FORMS

1.              Incentive Stock Option Agreement

2.              Non-Qualified Stock Option Agreement

3.              Stock Repurchase Agreement

4.              Adoption Agreement

INCENTIVE STOCK OPTION AGREEMENT
OF APOLLO ENDOSURGERY, INC.
(with advance purchase rights)

Name (“Optionee”):
Date of Grant:  ; Vesting Commencement Date:
Number of shares of Common Stock (the “Shares”):
Exercise price for each Share (the “Exercise Price”):
Expiration Date: (10 years from Contract Date):

Apollo Endosurgery, Inc., a Delaware Company (the “Company”), has granted to Optionee, an option (“Option”) to purchase the Shares, at the price set forth above and in all respects subject to the terms, definitions and provisions of the Company’s 2006 Stock Option Plan (the “Plan”) adopted by the Company, the terms of which are incorporated herein by reference.  Capitalized terms not defined in this Option shall have the same meanings as are given to them in the Plan.

1.                                      NATURE OF OPTION.  This Option is intended by the Company and the Optionee to be an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

2.                                      EXERCISE PRICE.  The Exercise Price, which is at least 100% of the Fair Market Value (as defined in the Plan) of a share of Common Stock on the date of grant, is set forth above.

3.                                      EXERCISE OF OPTION.

(a)                                 Subject to the terms and conditions in this Option and the provisions of Section 9 of the Plan, this Option shall vest

(b)                                 This Option shall be immediately exercisable for any or all of the Shares, whether or not the Shares are vested in accordance with Section 3(a) of this Option.  Pursuant to Section 4 of this Option, any unvested shares purchased under this Option shall be subject to repurchase by the Company pursuant to the Stock Repurchase Agreement (as hereafter defined).

(c)                                  No Shares will be issued on the exercise of this Option unless such issuance and such exercise complies with all relevant provisions of any applicable law including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to approval of counsel for the Company with respect to such compliance.  Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to the Optionee on the date on which this Option is exercised with respect to such Shares.

4.                                      MANNER OF EXERCISING OPTION.

(a)                                 Notwithstanding the procedures of Section 9(a) of the Plan, all of the following actions are required by Optionee (or any other person or persons exercising the Option) to purchase any or all of the Shares for which this Option is exercisable:

(i)                                     Execute and deliver to the Company a Stock Repurchase Agreement in the form attached hereto as Exhibit A (the “Stock Repurchase Agreement”) for the Shares for which the option is exercised; and

(ii)                                  Pay the aggregate Exercise Price for the purchased shares in accordance with Section 8(b) of the Plan; and

(iii)                               If Optionee is not currently a party to the Stockholders’ Agreement by and among the Company and all stockholders of the Company, which Stockholders’ Agreement restricts the transfer of such Shares, execute and deliver to the Company the Addendum Agreement to the Stockholders’ Agreement, in substantially the form of Exhibit B attached hereto; and

(iv)                              Execute and deliver to the Company such written representations as may be requested by the Company in order for it to comply with the applicable requirements of federal and state securities laws; and

(v)                                 Make appropriate arrangements with the Company (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all federal, state and local income and employment tax withholding requirements applicable to the option exercise.

(b)                                 As soon as practical after Optionee purchases any of the Shares, the Company shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Shares, with the appropriate legends affixed thereto. To the extent any such Shares are unvested or subject to the certain repurchase right provided by Section 5(b) of this Option, the certificates for those Shares shall be endorsed with an appropriate legend evidencing the Company’s repurchase rights under the Stock Repurchase Agreement and may be held in escrow with the Company until such shares vest.

(c)                                  In no event may this option be exercised for any fractional shares.

5.                                      REPURCHASE RIGHTS.  ALL SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF THE COMPANY AND ITS ASSIGNS TO REPURCHASE THOSE SHARES IN ACCORDANCE WITH THE TERMS SPECIFIED IN THE STOCK REPURCHASE AGREEMENT.

6.                                      RESTRICTIONS ON EXERCISE.  This Option may not be exercised: (a) until the Plan has been approved by the stockholders of the Company or (b) if the issuance of such Shares upon such exercise or the method or payment of consideration for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation.  As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

7.                                      FORFEITURES.  Notwithstanding any other provisions of this Option, if an Optionee is convicted of or pleads guilty or nolo contendere to any felony criminal offense or any civil offense involving either fraud or the unauthorized closure of confidential information of the Company, the Committee may then determine that all outstanding options of such optionee which have not been exercised are forfeited.

8.                                      TERM OF OPTION.  This Option may not be exercised more than 10 years (five years if the Optionee owns, immediately before the Option is granted, stock representing more than 10% of the total combined voting power of all classes of voting stock of the Company or of any Parent or Subsidiary, whether directly or indirectly by attribution) from the Date of Grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

APOLLO ENDOSURGERY, INC.

By:
Name:
Title:

THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES UNDER SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACTS OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER).  THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S 2006 STOCK OPTION PLAN, WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON THE OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY WITH THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS RIGHT OR THE COMPANY’S RIGHT TO TERMINATE HIS EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE, UNLESS OTHERWISE PROVIDED IN A WRITTEN AGREEMENT WITH THE COMPANY.

The Optionee acknowledges receipt of a copy of the 2006 Stock Option Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  The Optionee has reviewed the 2006 Stock Option Plan and this Option in their entirety and fully understands all provisions of the Option.  The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the 2006 Stock Option Plan.  The Optionee further agrees to notify the Company upon any change in the residence address indicated below:

Dated:	.

Residence Address:

EXHIBIT A

STOCK REPURCHASE AGREEMENT

(See attached)

STOCK REPURCHASE AGREEMENT

APOLLO ENDOSURGERY, INC.

This STOCK REPURCHASE AGREEMENT made as of this     day of        ,      by and between Apollo Endosurgery, Inc., a Delaware Company (the “Company”), and                (“Optionee”) under the Company’s 2006 Stock Option Plan.  All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement, the Plan or the attached Appendix.

1.                                      EXERCISE OF OPTION.

(a)                                 Exercise.  Optionee hereby purchases          shares of Common Stock (the “Purchased Shares”) pursuant to that certain option (the “Option”) granted to Optionee on            (the “Grant Date”) to purchase up to          shares of Common Stock under the Plan at the exercise price of $     per share (the “Exercise Price”).

(b)                                 Payment.  Concurrently with the delivery of this Agreement to the Company, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Option and the Plan and shall deliver whatever additional documents may be required by the Option as a condition for exercise, together with a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit I) with respect to the Purchased Shares.

(c)                                  Escrow.  The Company shall have the right to hold the certificates representing any Purchased Shares which are subject to the Repurchase Right in escrow.

(d)                                 Stockholder Rights.  Until such time as the Company exercises the Repurchase Right, Optionee (or any successor in interest) shall have all the rights of a stockholder (including voting, dividend and liquidation rights) with respect to the Purchased Shares, including any Purchased Shares held in escrow hereunder.

2.                                      TRANSFER RESTRICTIONS.

(a)                                 Restricted Securities.  The Purchased Shares have not been registered under the 1933 Act and are being issued to Optionee in reliance upon the exemption from such registration provided by Rule 701 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), for stock issuances under compensatory benefit plans such as the Plan. Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the Securities Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that Rule 144 promulgated under the Securities Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the Securities Act.

(b)                                 Stockholders’ Agreement.  Optionee shall make no disposition of the Purchased Shares, except in compliance with the terms of the Stockholders’ Agreement between the Company and the stockholders, including the Optionee, who are parties thereto.

(c)                                  Restrictive Legends.  The stock certificates for the Purchased Shares shall be endorsed with the following legends and will also be endorsed with any other legends provided for in any other relevant agreements between the Company and Optionee:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT, (B) A ‘NO ACTION’ LETTER OF THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH SALE OR OFFER OR (C) SATISFACTORY ASSURANCES TO THE COMPANY THAT REGISTRATION UNDER SUCH ACT IS NOT REQUIRED WITH RESPECT TO SUCH SALE OR OFFER.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE UNVESTED AND ARE SUBJECT TO CERTAIN REPURCHASE RIGHTS GRANTED TO THE COMPANY AND ACCORDINGLY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR IN ANY MANNER DISPOSED OF EXCEPT IN CONFORMITY WITH THE TERMS OF A WRITTEN AGREEMENT DATED                   BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). A COPY OF SUCH AGREEMENT IS MAINTAINED AT THE COMPANY’S PRINCIPAL CORPORATE OFFICES.”

3.                                      REPURCHASE RIGHT

(a)                                 Grant.  The Company is hereby granted the right (the “Repurchase Right”), exercisable at any time within ninety (90) days following the termination of Optionee’s Continuous Status as an Employee, to repurchase at the Exercise Price, all or any portion of the Purchased Shares in which Optionee is not, at the time of such termination of Continuous Status as an Employee, vested in accordance with Section 3(a) of the Option.

(b)                                 Exercise of the Repurchase Right.  The Repurchase Right shall be exercisable by written notice delivered to each Owner of the Purchased Shares, subject to the Repurchase Right, prior to the expiration of the ninety (90) day exercise period. The notice shall indicate the number of Purchased Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. The certificates representing the Purchased Shares to be repurchased shall be delivered to the Company prior to the close of business on the date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Company shall pay to Owner, in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Exercise Price previously paid for the Purchased Shares which are to be repurchased from Owner.

(c)                                  Termination of the Repurchase Right.  The Repurchase Right shall terminate with respect to any Purchased Shares for which it is not timely exercised under Section 3(b). In addition, the Repurchase Right shall terminate and cease to be exercisable with respect to any and all Purchased Shares in which Optionee vests.

(d)                                 Aggregate Vesting Limitation.  If the Option is exercised in more than one increment so that Optionee is a party to one or more other Stock Purchase Agreements (the “Prior Purchase Agreements”) which are executed prior to the date of this Agreement, then the total number of Purchased Shares as to which Optionee shall be deemed to have a fully-vested interest under this Agreement and all Prior Purchase Agreements shall not exceed in the aggregate the number of Purchased Shares in which Optionee would otherwise at the time be vested, had all the Purchased Shares (including those acquired under the Prior Purchase Agreements) been acquired exclusively under this Agreement.

(e)                                  Recapitalization.  Any new, substituted or additional securities or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Purchased Shares subject to this Agreement and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Company’s capital structure; provided, however, that the aggregate purchase price shall remain the same. Any securities or other property (including cash) distributed with respect to the Purchased Shares may be held in escrow.

(f)                                   Significant Transaction.

(i)                                     All the Purchased Shares subject to this option at the time of a Significant Transaction but not otherwise vested shall automatically vest and the Company’s Repurchase Right with respect to those Purchased Shares shall immediately terminate so that all of the shares subject to the Option are fully-vested shares of Common Stock. No such accelerated vesting of the Purchased Shares, however, shall occur if and to the extent: (i) the Option is, in connection with the Significant Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), and the Company’s Repurchase Right with respect to the unvested Purchased Shares are to be assigned to such successor corporation (or parent thereof) or (ii) the Option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested Purchased Shares at the time of the Significant

Transaction (the excess of the Fair Market Value of those Purchased Shares over the Exercise Price payable for such shares) and provides for subsequent payout in accordance with the vesting schedule in the Option. The determination of option comparability under clause (i) shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

(ii)                                  The Repurchase Right shall be assignable to the successor entity in any Significant Transaction. However, to the extent the successor entity does not accept such assignment, the Repurchase Right shall lapse immediately prior to the consummation of the Significant Transaction.

(iii)                               To the extent the Repurchase Right remains in effect following a Significant Transaction, such right shall apply to the new capital stock or other property (including any cash payments) received in exchange for the Purchased Shares in consummation of the Significant Transaction, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Significant Transaction upon the Company’s capital structure; provided, however, that the aggregate purchase price shall remain the same. Any capital stock or other property (including any cash payments) received in exchange for the Purchased Shares may be held in escrow.

(iv)                              The Repurchase Right shall automatically lapse in its entirety, and all the Purchased Shares shall immediately vest in full, upon an Involuntary Termination of Optionee’s Continuous Status as an Employee within eighteen (18) months following the effective date of a Significant Transaction in which the Repurchase Right has been assigned.

4.                                      SPECIAL TAX ELECTION.  The acquisition of the Purchased Shares may result in adverse tax consequences which may be avoided or mitigated by filing an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”). Such election must be filed within thirty (30) days after the date of this Agreement. A description of the tax consequences applicable to the acquisition of the Purchased Shares and the form for making such Section 83(b) election are set forth in Exhibit II. OPTIONEE SHOULD CONSULT WITH HIS OR HER TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES OF ACQUIRING THE PURCHASED SHARES AND THE ADVANTAGES AND DISADVANTAGES OF FILING THE SECTION 83(b) ELECTION. OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE’S SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF OPTIONEE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

5.                                      GENERAL PROVISIONS.

(a)                                 Assignment.  The Company may assign the Repurchase Right to any person or entity selected by the Board, including (without limitation) one or more stockholders of the Company.

(b)                                 No Employment or Service Contract.  Nothing in this Agreement or in the Plan shall confer upon Optionee any right to Continuous Status as an Employee for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Continuous Status as an Employee at any time for any reason, with or without cause.

(c)                                  Notices.  Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party’s signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this section to all other parties to this Agreement.

(d)                                 No Waiver.  The failure of the Company in any instance to exercise the Repurchase Right shall not constitute a waiver of any other repurchase rights that may subsequently arise under the provisions of this Agreement or any other agreement between the Company and Optionee. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

(e)                                  Cancellation of Shares.  If the Company shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Company shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

(f)                                   Optionee Undertaking.  Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the provisions of this Agreement.

(g)                                  Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas without resort to that State’s conflict-of-laws rules.

(h)                                 Successors and Assigns.  The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon

Optionee, Optionee’s permitted assigns and the legal representatives, heirs and legatees of Optionee’s estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

APOLLO ENDOSURGERY, INC.

By:
Name:
Title:

OPTIONEE

Address:

APPENDIX

The following definitions shall be in effect under the Agreement:

A                                       “Administrator” shall mean the Board or any of its Committees, as applicable, that is administering the Plan.

B                                       “Agreement” shall mean this Stock Repurchase Agreement.

C                                       “Board” shall mean the Company’s Board of Directors.

D                                       “Common Stock” shall mean the Company’s common stock, par value $.001 per share.

E                                        “Company” shall mean Apollo Endosurgery, Inc., a Delaware Company.

F                                         “Exercise Price” shall have the meaning assigned to such term in Section 1(a).

G                                       “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)                                     If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq National Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange or the exchange with the greatest volume of trading in Stock for the last market trading day before the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

(ii)                                  If the Common Stock is quoted on The Nasdaq Stock Market (but not on The Nasdaq National Market) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Stock; or

(iii)                               If there is no established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

H                                      “Grant Date” shall have the meaning assigned to such term in Section 1(a).

I                                           “Involuntary Termination” shall mean the termination of Optionee’s Continuous Status as an Employee which occurs by reason of:

(i)                                     Optionee’s involuntary dismissal or discharge by the Company for reasons other than Misconduct, or

(ii)                                  Optionee’s voluntary resignation following (A) a change in Optionee’s position with the Company which materially reduces Optionee’s level of responsibility, (B) a reduction in Optionee’s level of compensation (including base salary, fringe benefits and participation in corporate performance-based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of Optionee’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Company without Optionee’s consent.

J                                           “Misconduct” shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Company (or any Parent or Subsidiary), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Company (or any Parent or Subsidiary) in a material manner.  The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of Optionee or any other person in the service of the Company (or any Parent or Subsidiary).

K                                       “Option” shall have the meaning assigned to such term in Section 1(a).

L                                        “Optionee” shall mean the person to whom the Option is granted under the Plan.

M                                    “Owner” shall mean Optionee and all subsequent holders of the Purchased Shares who derive their chain of ownership through a Permitted Transfer from Optionee.

N                                       “Plan” shall mean the Company’s 2006 Stock Option Plan.

O                                       “Prior Purchase Agreement” shall have the meaning assigned to such term in Section 3(d).

P                                         “Purchased Shares” shall have the meaning assigned to such term in Section 1(a).

Q                                       “Recapitalization” shall mean any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company’s outstanding Common Stock as a class without the Company’s receipt of consideration.

R                                       “Significant Transaction” shall mean any of the following transactions:

(i)                                     consolidation or merger of the Company with or into any other corporations,

(ii)                                  a sale, transfer, lease, conveyance or disposition of all or substantially all of the assets of the Company that requires stockholder approval under the Delaware General Corporation Law, or

(iii)                               the Company is to be liquidated or dissolved (unless the stockholders of the Company immediately before such transaction own, immediately after the consummation of such transaction, more than 50% of the combined voting power of the then-outstanding voting securities of the surviving or purchasing entity, in substantially the same proportions of such voting securities as they owned immediately before such transaction).

S                                         “Repurchase Right” shall mean the right granted to the Company in accordance with Section 3.

EXHIBIT I

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED                                            hereby sell(s), assign(s) and transfer(s) unto Apollo Endosurgery, Inc. (the “Company”),                                     (                   ) shares of the Common Stock of the Company standing in his or her name on the books of the Company represented by Certificate No.                      herewith and do(es) hereby irrevocably constitute and appoint                                               Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

Dated:

Signature:

Instructions:                         Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Company to exercise the Repurchase Right without requiring additional signatures on the part of Optionee.

EXHIBIT II

FEDERAL INCOME TAX CONSEQUENCES AND
SECTION 83(b) TAX ELECTION

I.                                        Federal Income Tax Consequences and Section 83(b) Election For Exercise of Non-Qualified Option. If the Purchased Shares are acquired pursuant to the exercise of a Non-Qualified Option, as specified in the Grant Notice, then under Code Section 83, the excess of the Fair Market Value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Exercise Price paid for such shares will be reportable as ordinary income on the lapse date. For this purpose, the term “forfeiture restrictions” includes the right of the Company to repurchase the Purchased Shares pursuant to the Repurchase Right. However, Optionee may elect under Code Section 83(b) to be taxed at the time the Purchased Shares are acquired, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of the Agreement. Even if the Fair Market Value of the Purchased Shares on the date of the Agreement equals the Exercise Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as part of this exhibit. FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30)-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY OPTIONEE AS THE FORFEITURE RESTRICTIONS LAPSE.

II.                                   Federal Income Tax Consequences and Conditional Section 83(b) Election For Exercise of Incentive Option. If the Purchased Shares are acquired pursuant to the exercise of an Incentive Option, as specified in the Grant Notice, then the following tax principles shall be applicable to the Purchased Shares:

(i)                                     For regular tax purposes, no taxable income will be recognized at the time the Option is exercised.

(ii)                                  The excess of (a) the Fair Market Value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (b) the Exercise Price paid for the Purchased Shares will be includible in Optionee’s taxable income for alternative minimum tax purposes.

(iii)                               If Optionee makes a disqualifying disposition of the Purchased Shares, then Optionee will recognize ordinary income in the year of such disposition equal in amount to the excess of (a) the Fair Market Value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (b) the Exercise Price paid for the Purchased Shares. Any additional gain recognized upon the disqualifying disposition will be either short-term or long-term capital gain depending upon the period for which the Purchased Shares are held prior to the disposition.

(iv)                              For purposes of the foregoing, the term “forfeiture restrictions” will include the right of the Company to repurchase the Purchased Shares pursuant to the Repurchase

Right. The term “disqualifying disposition” means any sale or other disposition1 of the Purchased Shares within two (2) years after the Grant Date or within one (1) year after the exercise date of the Option.

(v)                                 In the absence of final Treasury Regulations relating to Incentive Options, it is not certain whether Optionee may, in connection with the exercise of the Option for any Purchased Shares at the time subject to forfeiture restrictions, file a protective election under Code Section 83(b) which would limit (a) Optionee’s alternative minimum taxable income upon exercise and (b) Optionee’s ordinary income upon a disqualifying disposition to the excess of the Fair Market Value of the Purchased Shares on the date the Option is exercised over the Exercise Price paid for the Purchased Shares. Accordingly, such election if properly filed will only be allowed to the extent the final Treasury Regulations permit such a protective election. Page 2 of the attached form for making the election should be filed with any election made in connection with the exercise of an Incentive Option.

1  Generally, a disposition of shares purchased under an Incentive Option includes any transfer of legal title, including a transfer by sale, exchange or gift, but does not include a transfer to the Optionee’s spouse, a transfer into joint ownership with right of survivorship if Optionee remains one of the joint owners, a pledge, a transfer by bequest or inheritance or certain tax free exchanges permitted under the Code.

SECTION 83(b) ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)                     The taxpayer who performed the services is:

Name:

Address:

Taxpayer ID #:

(2)                     The property with respect to which the election is being made is         shares of the common stock of Apollo Endosurgery, Inc.

(3)                     The property was issued on                ,         .

(4)                     The taxable year in which the election is being made is the calendar year         .

(5)                     The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer’s employment with the issuer is terminated. The issuer’s repurchase right lapses in a series of installments over a          (   ) year period ending on                ,         .

(6)                     The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $      per share.

(7)                     The amount paid for such property is $       per share.

(8)                     A copy of this statement was furnished to Apollo Endosurgery, Inc. for whom taxpayer rendered the services underlying the transfer of property.

(9)                     This statement is executed on                ,         .

Taxpayer	Spouse (if any)

This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her Federal income tax returns and must be made within thirty (30) days after the execution date of the Stock Repurchase Agreement. This filing should be made by registered or certified mail, return receipt requested. Optionee must retain two (2) copies of the completed form for filing with his or her Federal and state tax returns for the current tax year and an additional copy for his or her records.

The property described in the above Section 83(b) election is comprised of shares of common stock acquired pursuant to the exercise of an incentive stock option under Section 422 of the Internal Revenue Code (the “Code”). Accordingly, it is the intent of the Taxpayer to utilize this election to achieve the following tax results:

1.                                      The purpose of this election is to have the alternative minimum taxable income attributable to the purchased shares measured by the amount by which the fair market value of such shares at the time of their transfer to the Taxpayer exceeds the purchase price paid for the shares. In the absence of this election, such alternative minimum taxable income would be measured by the spread between the fair market value of the purchased shares and the purchase price which exists on the various lapse dates in effect for the forfeiture restrictions applicable to such shares. The election is to be effective to the full extent permitted under the Code.

2.                                      Section 421 (a)(1) of the Code expressly excludes from income any excess of the fair market value of the purchased shares over the amount paid for such shares. Accordingly, this election is also intended to be effective in the event there is a “disqualifying disposition” of the shares, within the meaning of Section 421(b) of the Code, which would otherwise render the provisions of Section 83(a) of the Code applicable at that time. Consequently, the Taxpayer hereby elects to have the amount of disqualifying disposition income measured by the excess of the fair market value of the purchased shares on the date of transfer to the Taxpayer over the amount paid for such shares. Since Section 421 (a) presently applies to the shares which are the subject of this Section 83(b) election, no taxable income is actually recognized for regular tax purposes at this time, and no income taxes are payable, by the Taxpayer as a result of this election.

THIS PAGE 2 IS TO BE ATTACHED TO ANY SECTION 83(b) ELECTION FILED IN CONNECTION WITH THE EXERCISE OF AN INCENTIVE STOCK OPTION UNDER THE FEDERAL TAX LAWS.

EXHIBIT B

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is executed pursuant to the terms of that certain Stockholders Agreement dated as of the 7th day of September, 2005 (the “Stockholders Agreement”) by and among Apollo Endosurgery, Inc., a Delaware corporation (the “Corporation”), and the parties named as Stockholders and their spouses in the Stockholders Agreement.  By the execution of this Adoption Agreement, the undersigned purchaser or permitted transferee agrees as follows:

1.                                      Acknowledgment.  The undersigned acknowledges that he, she or it is acquiring certain shares of the capital stock of the Corporation, subject to the terms and conditions of the Stockholders Agreement.  The undersigned further acknowledges receipt of a copy of the Stockholders Agreement.

2.                                      Agreements.  The undersigned (i) agrees that the shares of the capital stock of the Corporation acquired by he, she or it shall be bound by and subject to the terms of the Stockholders Agreement, and (ii) hereby adopts the Stockholders Agreement with the same force and effect as if it were originally a party thereto and named as a Stockholder therein.

3.                                      Corporation Agreement.  The Corporation hereby accepts and agrees that the undersigned is a Stockholder under the Stockholders Agreement.

4.                                      Notice.  Any notice required or permitted by the Agreement shall be given to the undersigned at the address listed beside the undersigned’s signature below.

5.                                      Joinder.  The spouse of the undersigned, if applicable, executes this Adoption Agreement to acknowledge its fairness and that it is in such spouse’s best interests and to bind such spouse’s community interest, if any, in any shares of the capital stock of the Corporation, to the terms of the Stockholders Agreement.

6.                                      Counterparts.  This Adoption Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

EXECUTED and DATED as of                                  , 20  .

PURCHASER OR PERMITTED TRANSFEREE:

By:

Name:

Address:

SPOUSE (if applicable):

By:

Name:

Address:

Agreed to on behalf of the Corporation and all Stockholders and their respective spouses pursuant to Section 2.2(b) and/or Section 7.18 of the Stockholders Agreement.

CORPORATION:

APOLLO ENDOSURGERY, INC. (for itself and as attorney-in-fact for the Stockholders)

By:

Name:

Address:

NON-QUALIFIED STOCK OPTION AGREEMENT
OF APOLLO ENDOSURGERY, INC.
(with advance purchase rights)

Name (“Optionee”):
Date of Grant: ; Contract Date:
Number of shares of Common Stock (the “Shares”):
Exercise price for each Share (the “Exercise Price”):
Expiration Date:

Apollo Endosurgery, Inc., a Delaware Company (the “Company”), has granted to Optionee, an option (“Option”) to purchase the Shares, at the price set forth above and in all respects subject to the terms, definitions and provisions of the Company’s 2006 Stock Option Plan (the “Plan”) adopted by the Company, the terms of which are incorporated herein by reference.  Capitalized terms not defined in this Option shall have the same meanings as are given to them in the Plan.

1.                                      NATURE OF OPTION.  This Option is not intended by the Company and the Optionee to be an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

2.                                      EXERCISE PRICE.  The Exercise Price, which is at least 100% of the Fair Market Value (as defined in the Plan) of a share of Common Stock on the date of grant, is set forth above.

3.                                      EXERCISE OF OPTION.

(a)                                 Subject to the terms and conditions in this Option and the provisions of Section 9 of the Plan, this Option shall vest                                                  .

(b)                                 This Option shall be immediately exercisable for any or all of the Shares, whether or not the Shares are vested in accordance with Section 3(a) of this Option.  Pursuant to Section 4 of this Option, any unvested shares purchased under this Option shall be subject to repurchase by the Company pursuant to the Stock Repurchase Agreement (as hereafter defined).

(c)                                  No Shares will be issued on the exercise of this Option unless such issuance and such exercise complies with all relevant provisions of any applicable law including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to approval of counsel for the Company with respect to such compliance.  Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to the Optionee on the date on which this Option is exercised with respect to such Shares.

4.                                      MANNER OF EXERCISING OPTION.

(a)                                 Notwithstanding the procedures of Section 9(a) of the Plan, all of the following actions are required by Optionee (or any other person or persons exercising the Option) to purchase any or all of the Shares for which this Option is exercisable:

(i)                                     In the event any or all of the Shares are unvested under Section 3(a) hereof, execute and deliver to the Company a Stock Repurchase Agreement in the form attached hereto as Exhibit A (the “Stock Repurchase Agreement”) for the Shares for which the option is exercised; and

(ii)                                  Pay the aggregate Exercise Price for the purchased shares in accordance with Section 8(b) of the Plan; and

(iii)                               If Optionee is not currently a party to the Stockholders’ Agreement by and among the Company and all stockholders of the Company, which Stockholders’ Agreement restricts the transfer of such Shares, execute and deliver to the Company the Addendum Agreement to the Stockholders’ Agreement, in substantially the form of Exhibit B attached hereto; and

(iv)                              Execute and deliver to the Company such written representations as may be requested by the Company in order for it to comply with the applicable requirements of federal and state securities laws; and

(v)                                 Make appropriate arrangements with the Company (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all federal, state and local income and employment tax withholding requirements applicable to the option exercise.

(b)                                 As soon as practical after Optionee purchases any of the Shares, the Company shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Shares, with the appropriate legends affixed thereto. To the extent any such Shares are unvested, the certificates for those Shares shall be endorsed with an appropriate legend evidencing the Company’s repurchase rights under the Stock Repurchase Agreement and may be held in escrow with the Company until such shares vest.

(c)                                  In no event may this option be exercised for any fractional shares.

5.                                      REPURCHASE RIGHTS.    ALL SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF THE COMPANY AND ITS ASSIGNS TO REPURCHASE THOSE SHARES IN ACCORDANCE WITH THE TERMS SPECIFIED IN THE STOCK REPURCHASE AGREEMENT.

6.                                      RESTRICTIONS ON EXERCISE.  This Option may not be exercised: (a) until the Plan has been approved by the stockholders of the Company or (b) if the issuance of such Shares upon such exercise or the method or payment of consideration for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation.  As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

7.                                      FORFEITURES.  Notwithstanding any other provisions of this Option, if an Optionee is convicted of or pleads guilty or nolo contendere to any felony criminal offense or any civil offense involving either fraud or the unauthorized closure of confidential information of the Company, the Committee may then determine that all outstanding options of such optionee which have not been exercised are forfeited.

8.                                      TERM OF OPTION.  This Option may not be exercised more than five years from the Date of Grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

APOLLO ENDOSURGERY, INC.

By:
Name:
Title:

THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES UNDER SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACTS OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER).  THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S 2006 STOCK OPTION PLAN, WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON THE OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY WITH THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS RIGHT OR THE COMPANY’S RIGHT TO TERMINATE HIS EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE, UNLESS OTHERWISE PROVIDED IN A WRITTEN AGREEMENT WITH THE COMPANY.

The Optionee acknowledges receipt of a copy of the 2006 Stock Option Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  The Optionee has reviewed the 2006 Stock Option Plan and this Option in their entirety and fully understands all provisions of the Option.  The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the 2006 Stock Option Plan.  The Optionee further agrees to notify the Company upon any change in the residence address indicated below:

Dated:                                                 ,          .

Residence Address:

EXHIBIT A

STOCK REPURCHASE AGREEMENT

See attached.

STOCK REPURCHASE AGREEMENT

APOLLO ENDOSURGERY, INC.

This STOCK REPURCHASE AGREEMENT made as of this     day of          ,          by and between Apollo Endosurgery, Inc., a Delaware Company (the “Company”), and             (“Optionee”) under the Company’s 2006 Stock Option Plan.  All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement, the Plan or the attached Appendix.

1.                                      EXERCISE OF OPTION.

(a)                                 Exercise.  Optionee hereby purchases               shares of Common Stock (the “Purchased Shares”) pursuant to that certain option (the “Option”) granted to Optionee on                     (the “Grant Date”) to purchase up to                  shares of Common Stock under the Plan at the exercise price of $             per share (the “Exercise Price”).

(b)                                 Payment.  Concurrently with the delivery of this Agreement to the Company, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Option and the Plan and shall deliver whatever additional documents may be required by the Option as a condition for exercise, together with a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit I) with respect to the Purchased Shares.

(c)                                  Escrow.  The Company shall have the right to hold the certificates representing any Purchased Shares which are subject to the Repurchase Right in escrow.

(d)                                 Stockholder Rights.  Until such time as the Company exercises the Repurchase Right, Optionee (or any successor in interest) shall have all the rights of a stockholder (including voting, dividend and liquidation rights) with respect to the Purchased Shares, including any Purchased Shares held in escrow hereunder.

2.                                      TRANSFER RESTRICTIONS.

(a)                                 Restricted Securities.  The Purchased Shares have not been registered under the 1933 Act and are being issued to Optionee in reliance upon the exemption from such registration provided by Rule 701 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), for stock issuances under compensatory benefit plans such as the Plan. Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the Securities Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that Rule 144 promulgated under the Securities Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the Securities Act.

(b)                                 Stockholders’ Agreement.  Optionee shall make no disposition of the Purchased Shares, except in compliance with the terms of the Stockholders’ Agreement between the Company and the stockholders, including the Optionee, who are parties thereto.

(c)                                  Restrictive Legends.  The stock certificates for the Purchased Shares shall be endorsed with the following legends and will also be endorsed with any other legends provided for in any other relevant agreements between the Company and Optionee:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT, (B) A ‘NO ACTION’ LETTER OF THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH SALE OR OFFER OR (C) SATISFACTORY ASSURANCES TO THE COMPANY THAT REGISTRATION UNDER SUCH ACT IS NOT REQUIRED WITH RESPECT TO SUCH SALE OR OFFER.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE UNVESTED AND ARE SUBJECT TO CERTAIN REPURCHASE RIGHTS GRANTED TO THE COMPANY AND ACCORDINGLY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR IN ANY MANNER DISPOSED OF EXCEPT IN CONFORMITY WITH THE TERMS OF A WRITTEN AGREEMENT DATED              BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). A COPY OF SUCH AGREEMENT IS MAINTAINED AT THE COMPANY’S PRINCIPAL CORPORATE OFFICES.”

3.                                      REPURCHASE RIGHT

(a)                                 Grant.  The Company is hereby granted the right (the “Repurchase Right”), exercisable at any time within ninety (90) days following the termination of Optionee’s Continuous Status as a Consultant, to repurchase at the Exercise Price, all or any portion of the Purchased Shares in which Optionee is not, at the time of such termination of Continuous Status as a Consultant, vested in accordance with Section 3(a) of the Option.

(b)                                 Exercise of the Repurchase Right.  The Repurchase Right shall be exercisable by written notice delivered to each Owner of the Purchased Shares, subject to the Repurchase Right, prior to the expiration of the ninety (90) day exercise period. The notice shall indicate the number of Purchased Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. The certificates representing the Purchased Shares to be repurchased shall be delivered to the Company prior to the close of business on the date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Company shall pay to Owner, in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Exercise Price previously paid for the Purchased Shares which are to be repurchased from Owner.

(c)                                  Termination of the Repurchase Right.  The Repurchase Right shall terminate with respect to any Purchased Shares for which it is not timely exercised under Section 3(b). In addition, the Repurchase Right shall terminate and cease to be exercisable with respect to any and all Purchased Shares in which Optionee vests.

(d)                                 Aggregate Vesting Limitation.  If the Option is exercised in more than one increment so that Optionee is a party to one or more other Stock Purchase Agreements (the “Prior Purchase Agreements”) which are executed prior to the date of this Agreement, then the total number of Purchased Shares as to which Optionee shall be deemed to have a fully-vested interest under this Agreement and all Prior Purchase Agreements shall not exceed in the aggregate the number of Purchased Shares in which Optionee would otherwise at the time be vested, had all the

Purchased Shares (including those acquired under the Prior Purchase Agreements) been acquired exclusively under this Agreement.

(e)                                  Recapitalization.  Any new, substituted or additional securities or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Purchased Shares subject to this Agreement and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Company’s capital structure; provided, however, that the aggregate purchase price shall remain the same. Any securities or other property (including cash) distributed with respect to the Purchased Shares may be held in escrow.

(f)                                   Significant Transaction.

(i)                                     All the Purchased Shares subject to this option at the time of a Significant Transaction but not otherwise vested shall automatically vest and the Company’s Repurchase Right with respect to those Purchased Shares shall immediately terminate so that all of the shares subject to the Option are fully-vested shares of Common Stock. No such accelerated vesting of the Purchased Shares, however, shall occur if and to the extent: (i) the Option is, in connection with the Significant Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), and the Company’s Repurchase Right with respect to the unvested Purchased Shares are to be assigned to such successor corporation (or parent thereof) or (ii) the Option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested Purchased Shares at the time of the Significant Transaction (the excess of the Fair Market Value of those Purchased Shares over the Exercise Price payable for such shares) and provides for subsequent payout in accordance with the vesting schedule in the Option. The determination of option comparability under clause (i) shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

(ii)                                  The Repurchase Right shall be assignable to the successor entity in any Significant Transaction. However, to the extent the successor entity does not accept such assignment, the Repurchase Right shall lapse immediately prior to the consummation of the Significant Transaction.

(iii)                               To the extent the Repurchase Right remains in effect following a Significant Transaction, such right shall apply to the new capital stock or other property (including any cash payments) received in exchange for the Purchased Shares in consummation of the Significant Transaction, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Significant Transaction upon the Company’s capital structure; provided, however, that the aggregate purchase price shall remain the same. Any capital stock or other property (including any cash payments) received in exchange for the Purchased Shares may be held in escrow.

(iv)                              The Repurchase Right shall automatically lapse in its entirety, and all the Purchased Shares shall immediately vest in full, upon an Involuntary Termination of

Optionee’s Continuous Status as a Consultant within eighteen (18) months following the effective date of a Significant Transaction in which the Repurchase Right has been assigned.

4.                                      SPECIAL TAX ELECTION.  The acquisition of the Purchased Shares may result in adverse tax consequences which may be avoided or mitigated by filing an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”). Such election must be filed within thirty (30) days after the date of this Agreement. A description of the tax consequences applicable to the acquisition of the Purchased Shares and the form for making such Section 83(b) election are set forth in Exhibit II. OPTIONEE SHOULD CONSULT WITH HIS OR HER TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES OF ACQUIRING THE PURCHASED SHARES AND THE ADVANTAGES AND DISADVANTAGES OF FILING THE SECTION 83(b) ELECTION. OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE’S SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF OPTIONEE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

5.                                      GENERAL PROVISIONS.

(a)                                 Assignment.  The Company may assign the Repurchase Right to any person or entity selected by the Board, including (without limitation) one or more stockholders of the Company.

(b)                                 No Employment or Service Contract.  Nothing in this Agreement or in the Plan shall confer upon Optionee any right to Continuous Status as a Consultant for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Continuous Status as a Consultant at any time for any reason, with or without cause.

(c)                                  Notices.  Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party’s signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this section to all other parties to this Agreement.

(d)                                 No Waiver..  The failure of the Company in any instance to exercise the Repurchase Right shall not constitute a waiver of any other repurchase rights that may subsequently arise under the provisions of this Agreement or any other agreement between the Company and Optionee. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

(e)                                  Cancellation of Shares.  If the Company shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Company shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

(f)                                   Optionee Undertaking.  Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the provisions of this Agreement.

(g)                                  Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas without resort to that State’s conflict-of-laws rules.

(h)                                 Successors and Assigns.  The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon Optionee, Optionee’s permitted assigns and the legal representatives, heirs and legatees of Optionee’s estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

APOLLO ENDOSURGERY, INC.

By:
Name:
Title:

OPTIONEE

Address:

APPENDIX

The following definitions shall be in effect under the Agreement:

A.                                    “Administrator” shall mean the Board or any of its Committees, as applicable, that is administering the Plan.

B.                                    “Agreement” shall mean this Stock Repurchase Agreement.

C.                                    “Board” shall mean the Company’s Board of Directors.

D.                                    “Common Stock” shall mean the Company’s common stock, par value $.001 per share.

E.                                     “Company” shall mean Apollo Endosurgery, Inc., a Delaware Company.

F.                                      “Exercise Price” shall have the meaning assigned to such term in Section 1(a).

G.                                    “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)                                     If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq National Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange or the exchange with the greatest volume of trading in Stock for the last market trading day before the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

(ii)                                  If the Common Stock is quoted on The Nasdaq Stock Market (but not on The Nasdaq National Market) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Stock; or

(iii)                               If there is no established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

H.                                   “Grant Date” shall have the meaning assigned to such term in Section 1(a).

I.                                        “Involuntary Termination” shall mean the termination of Optionee’s Continuous Status as a Consultant which occurs by reason of:

(i)                                     Optionee’s involuntary dismissal or discharge by the Company for reasons other than Misconduct, or

(ii)                                  Optionee’s voluntary resignation following (A) a change in Optionee’s position with the Company which materially reduces Optionee’s level of responsibility, (B) a reduction in Optionee’s level of compensation (including base salary, fringe benefits and participation in corporate performance-based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of Optionee’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Company without Optionee’s consent.

J.                                        “Misconduct” shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Company (or any Parent or Subsidiary), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Company (or any Parent or Subsidiary) in a material manner.  The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of Optionee or any other person in the service of the Company (or any Parent or Subsidiary).

K.                                    “Option” shall have the meaning assigned to such term in Section 1(a).

L.                                     “Optionee” shall mean the person to whom the Option is granted under the Plan.

M.                                 “Owner” shall mean Optionee and all subsequent holders of the Purchased Shares who derive their chain of ownership through a Permitted Transfer from Optionee.

N.                                    “Plan” shall mean the Company’s 2006 Stock Option Plan.

O.                                    “Prior Purchase Agreement” shall have the meaning assigned to such term in Section 3(d).

P.                                      “Purchased Shares” shall have the meaning assigned to such term in Section 1(a).

Q.                                    “Recapitalization” shall mean any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company’s outstanding Common Stock as a class without the Company’s receipt of consideration.

R.                                    “Significant Transaction” shall mean any of the following transactions:

(i)                                     consolidation or merger of the Company with or into any other corporations,

(ii)                                  a sale, transfer, lease, conveyance or disposition of all or substantially all of the assets of the Company that requires stockholder approval under the Delaware General Corporation Law, or

(iii)                               the Company is to be liquidated or dissolved (unless the stockholders of the Company immediately before such transaction own, immediately after the consummation of such transaction, more than 50% of the combined voting power of the then-outstanding voting securities of the surviving or purchasing entity, in substantially the same proportions of such voting securities as they owned immediately before such transaction).

S.                                      “Repurchase Right” shall mean the right granted to the Company in accordance with Section 3.

EXHIBIT I

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED                                        hereby sell(s), assign(s) and transfer(s) unto Apollo Endosurgery, Inc. (the “Company”),                                   (                     ) shares of the Common Stock of the Company standing in his or her name on the books of the Company represented by Certificate No.                          herewith and do(es) hereby irrevocably constitute and appoint                                      Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

Dated:

Signature:

Instructions:                         Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Company to exercise the Repurchase Right without requiring additional signatures on the part of Optionee.

EXHIBIT II

FEDERAL INCOME TAX CONSEQUENCES
AND SECTION 83(b) TAX ELECTION

I.                                        Federal Income Tax Consequences and Section 83(b) Election For Exercise of Non-Qualified Option. If the Purchased Shares are acquired pursuant to the exercise of a Non-Qualified Option, as specified in the Grant Notice, then under Code Section 83, the excess of the Fair Market Value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Exercise Price paid for such shares will be reportable as ordinary income on the lapse date. For this purpose, the term “forfeiture restrictions” includes the right of the Company to repurchase the Purchased Shares pursuant to the Repurchase Right. However, Optionee may elect under Code Section 83(b) to be taxed at the time the Purchased Shares are acquired, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of the Agreement. Even if the Fair Market Value of the Purchased Shares on the date of the Agreement equals the Exercise Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as part of this exhibit. FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30)-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY OPTIONEE AS THE FORFEITURE RESTRICTIONS LAPSE.

II.                                   Federal Income Tax Consequences and Conditional Section 83(b) Election For Exercise of Incentive Option. If the Purchased Shares are acquired pursuant to the exercise of an Incentive Option, as specified in the Grant Notice, then the following tax principles shall be applicable to the Purchased Shares:

(i)                                     For regular tax purposes, no taxable income will be recognized at the time the Option is exercised.

(ii)                                  The excess of (a) the Fair Market Value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (b) the Exercise Price paid for the Purchased Shares will be includible in Optionee’s taxable income for alternative minimum tax purposes.

(iii)                               If Optionee makes a disqualifying disposition of the Purchased Shares, then Optionee will recognize ordinary income in the year of such disposition equal in amount to the excess of (a) the Fair Market Value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (b) the Exercise Price paid for the Purchased Shares. Any additional gain recognized upon the disqualifying disposition will be either short-term or long-term capital gain depending upon the period for which the Purchased Shares are held prior to the disposition.

(iv)                              For purposes of the foregoing, the term “forfeiture restrictions” will include the right of the Company to repurchase the Purchased Shares pursuant to the Repurchase Right. The term “disqualifying disposition” means any sale or other disposition1 of the Purchased Shares within two (2) years after the Grant Date or within one (1) year after the exercise date of the Option.

1  Generally, a disposition of shares purchased under an Incentive Option includes any transfer of legal title, including a transfer by sale, exchange or gift, but does not include a transfer to the Optionee’s spouse, a transfer into joint ownership with right of survivorship if Optionee remains one of the joint owners, a pledge, a transfer by bequest or inheritance or certain tax free exchanges permitted under the Code.

(v)                                 In the absence of final Treasury Regulations relating to Incentive Options, it is not certain whether Optionee may, in connection with the exercise of the Option for any Purchased Shares at the time subject to forfeiture restrictions, file a protective election under Code Section 83(b) which would limit (a) Optionee’s alternative minimum taxable income upon exercise and (b) Optionee’s ordinary income upon a disqualifying disposition to the excess of the Fair Market Value of the Purchased Shares on the date the Option is exercised over the Exercise Price paid for the Purchased Shares. Accordingly, such election if properly filed will only be allowed to the extent the final Treasury Regulations permit such a protective election. Page 2 of the attached form for making the election should be filed with any election made in connection with the exercise of an Incentive Option.

SECTION 83(b) ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)                                 The taxpayer who performed the services is:

Name:

Address:

Taxpayer ID #:

(2)                                 The property with respect to which the election is being made is         shares of the common stock of Apollo Endosurgery, Inc.

(3)                                 The property was issued on                ,         .

(4)                                 The taxable year in which the election is being made is the calendar year         .

(5)                                 The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer’s employment with the issuer is terminated. The issuer’s repurchase right lapses in a series of installments over a          (   ) year period ending on                ,         .

(6)                                 The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $      per share.

(7)                                 The amount paid for such property is $       per share.

(8)                                 A copy of this statement was furnished to Apollo Endosurgery, Inc. for whom taxpayer rendered the services underlying the transfer of property.

(9)                                 This statement is executed on                ,         .

Taxpayer	Spouse (if any)

This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her Federal income tax returns and must be made within thirty (30) days after the execution date of the Stock Repurchase Agreement. This filing should be made by registered or certified mail, return receipt requested. Optionee must retain two (2) copies of the completed form for filing with his or her Federal and state tax returns for the current tax year and an additional copy for his or her records.

The property described in the above Section 83(b) election is comprised of shares of common stock acquired pursuant to the exercise of an incentive stock option under Section 422 of the Internal Revenue Code (the “Code”). Accordingly, it is the intent of the Taxpayer to utilize this election to achieve the following tax results:

1.                                      The purpose of this election is to have the alternative minimum taxable income attributable to the purchased shares measured by the amount by which the fair market value of such shares at the time of their transfer to the Taxpayer exceeds the purchase price paid for the shares. In the absence of this election, such alternative minimum taxable income would be measured by the spread between the fair market value of the purchased shares and the purchase price which exists on the various lapse dates in effect for the forfeiture restrictions applicable to such shares. The election is to be effective to the full extent permitted under the Code.

2.                                      Section 421 (a)(1) of the Code expressly excludes from income any excess of the fair market value of the purchased shares over the amount paid for such shares. Accordingly, this election is also intended to be effective in the event there is a “disqualifying disposition” of the shares, within the meaning of Section 421(b) of the Code, which would otherwise render the provisions of Section 83(a) of the Code applicable at that time. Consequently, the Taxpayer hereby elects to have the amount of disqualifying disposition income measured by the excess of the fair market value of the purchased shares on the date of transfer to the Taxpayer over the amount paid for such shares. Since Section 421 (a) presently applies to the shares which are the subject of this Section 83(b) election, no taxable income is actually recognized for regular tax purposes at this time, and no income taxes are payable, by the Taxpayer as a result of this election.

THIS PAGE 2 IS TO BE ATTACHED TO ANY SECTION 83(b) ELECTION FILED IN CONNECTION WITH THE EXERCISE OF AN INCENTIVE STOCK OPTION UNDER THE FEDERAL TAX LAWS.

EXHIBIT B

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is executed pursuant to the terms of that certain Stockholders Agreement dated as of the 7th day of September, 2005 (the “Stockholders Agreement”) by and among Apollo Endosurgery, Inc., a Delaware corporation (the “Corporation”), and the parties named as Stockholders and their spouses in the Stockholders Agreement.  By the execution of this Adoption Agreement, the undersigned purchaser or permitted transferee agrees as follows:

1.                                      Acknowledgment.  The undersigned acknowledges that he, she or it is acquiring certain shares of the capital stock of the Corporation, subject to the terms and conditions of the Stockholders Agreement.  The undersigned further acknowledges receipt of a copy of the Stockholders Agreement.

2.                                      Agreements.  The undersigned (i) agrees that the shares of the capital stock of the Corporation acquired by he, she or it shall be bound by and subject to the terms of the Stockholders Agreement, and (ii) hereby adopts the Stockholders Agreement with the same force and effect as if it were originally a party thereto and named as a Stockholder therein.

3.                                      Corporation Agreement.  The Corporation hereby accepts and agrees that the undersigned is a Stockholder under the Stockholders Agreement.

4.                                      Notice.  Any notice required or permitted by the Agreement shall be given to the undersigned at the address listed beside the undersigned’s signature below.

5.                                      Joinder.  The spouse of the undersigned, if applicable, executes this Adoption Agreement to acknowledge its fairness and that it is in such spouse’s best interests and to bind such spouse’s community interest, if any, in any shares of the capital stock of the Corporation, to the terms of the Stockholders Agreement.

6.                                      Counterparts.  This Adoption Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

EXECUTED and DATED as of                                      , 20  .

PURCHASER OR PERMITTED TRANSFEREE:

By:

Name:

Address:

SPOUSE (if applicable):

By:

Name:

Address:

Agreed to on behalf of the Corporation and all Stockholders and their respective spouses pursuant to Section 2.2(b) and/or Section 7.18 of the Stockholders Agreement.

CORPORATION:

APOLLO ENDOSURGERY, INC. (for itself and as attorney-in-fact for the Stockholders)

By:

Name:

Address:

STOCK REPURCHASE AGREEMENT

APOLLO ENDOSURGERY, INC.

This STOCK REPURCHASE AGREEMENT made as of this     day of        ,      by and between Apollo Endosurgery, Inc., a Delaware Company (the “Company”), and                (“Optionee”) under the Company’s 2006 Stock Option Plan.  All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement, the Plan or the attached Appendix.

1.                                      EXERCISE OF OPTION.

(a)         Exercise.  Optionee hereby purchases          shares of Common Stock (the “Purchased Shares”) pursuant to that certain option (the “Option”) granted to Optionee on            (the “Grant Date”) to purchase up to          shares of Common Stock under the Plan at the exercise price of $     per share (the “Exercise Price”).

(b)         Payment.  Concurrently with the delivery of this Agreement to the Company, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Option and the Plan and shall deliver whatever additional documents may be required by the Option as a condition for exercise, together with a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit I) with respect to the Purchased Shares.

(c)          Escrow.  The Company shall have the right to hold the certificates representing any Purchased Shares which are subject to the Repurchase Right in escrow.

(d)         Stockholder Rights.  Until such time as the Company exercises the Repurchase Right, Optionee (or any successor in interest) shall have all the rights of a stockholder (including voting, dividend and liquidation rights) with respect to the Purchased Shares, including any Purchased Shares held in escrow hereunder.

2.                                      TRANSFER RESTRICTIONS.

(a)         Restricted Securities.  The Purchased Shares have not been registered under the 1933 Act and are being issued to Optionee in reliance upon the exemption from such registration provided by Rule 701 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), for stock issuances under compensatory benefit plans such as the Plan. Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the Securities Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that Rule 144 promulgated under the Securities Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the Securities Act.

(b)         Stockholders’ Agreement.  Optionee shall make no disposition of the Purchased Shares, except in compliance with the terms of the Stockholders’ Agreement between the Company and the stockholders, including the Optionee, who are parties thereto.

(c)          Restrictive Legends.  The stock certificates for the Purchased Shares shall be endorsed with the following legends and will also be endorsed with any other legends provided for in any other relevant agreements between the Company and Optionee:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT, (B) A ‘NO ACTION’ LETTER OF THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH SALE OR OFFER OR (C) SATISFACTORY ASSURANCES TO THE COMPANY THAT REGISTRATION UNDER SUCH ACT IS NOT REQUIRED WITH RESPECT TO SUCH SALE OR OFFER.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE UNVESTED AND ARE SUBJECT TO CERTAIN REPURCHASE RIGHTS GRANTED TO THE COMPANY AND ACCORDINGLY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR IN ANY MANNER DISPOSED OF EXCEPT IN CONFORMITY WITH THE TERMS OF A WRITTEN AGREEMENT DATED               BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). A COPY OF SUCH AGREEMENT IS MAINTAINED AT THE COMPANY’S PRINCIPAL CORPORATE OFFICES.”

3.                                      REPURCHASE RIGHT

(a)         Grant.  The Company is hereby granted the right (the “Repurchase Right”), exercisable at any time within ninety (90) days following the termination of Optionee’s Continuous Status as an Employee, to repurchase at the Exercise Price, all or any portion of the Purchased Shares in which Optionee is not, at the time of such termination of Continuous Status as an Employee, vested in accordance with Section 3(a) of the Option.

(b)         Exercise of the Repurchase Right.  The Repurchase Right shall be exercisable by written notice delivered to each Owner of the Purchased Shares, subject to the Repurchase Right, prior to the expiration of the ninety (90) day exercise period. The notice shall indicate the number of Purchased Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. The certificates representing the Purchased Shares to be repurchased shall be delivered to the Company prior to the close of business on the date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Company shall pay to Owner, in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Exercise Price previously paid for the Purchased Shares which are to be repurchased from Owner.

(c)          Termination of the Repurchase Right.  The Repurchase Right shall terminate with respect to any Purchased Shares for which it is not timely exercised under Section 3(b). In addition, the Repurchase Right shall terminate and cease to be exercisable with respect to any and all Purchased Shares in which Optionee vests.

(d)         Aggregate Vesting Limitation.  If the Option is exercised in more than one increment so that Optionee is a party to one or more other Stock Purchase Agreements (the “Prior Purchase Agreements”) which are executed prior to the date of this Agreement, then the total number of Purchased Shares as to which Optionee shall be deemed to have a fully-vested interest under this Agreement and all Prior Purchase Agreements shall not exceed in the aggregate the number of Purchased Shares in which Optionee would otherwise at the time be vested, had all the Purchased Shares (including those acquired under the Prior Purchase Agreements) been acquired exclusively under this Agreement.

(e)          Recapitalization.  Any new, substituted or additional securities or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Purchased Shares subject to this Agreement and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Company’s capital structure; provided, however, that the aggregate purchase price shall remain the same. Any securities or other property (including cash) distributed with respect to the Purchased Shares may be held in escrow.

(f)           Significant Transaction.

(i)                                     All the Purchased Shares subject to this option at the time of a Significant Transaction but not otherwise vested shall automatically vest and the Company’s Repurchase Right with respect to those Purchased Shares shall immediately terminate so that all of the shares subject to the Option are fully-vested shares of Common Stock. No such accelerated vesting of the Purchased Shares, however, shall occur if and to the extent: (i) the Option is, in connection with the Significant Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), and the Company’s Repurchase Right with respect to the unvested Purchased Shares are to be assigned to such successor corporation (or parent thereof) or (ii) the Option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested Purchased Shares at the time of the Significant Transaction (the excess of the Fair Market Value of those Purchased Shares over the Exercise Price payable for such shares) and provides for subsequent payout in accordance with the vesting schedule in the Option. The determination of option comparability under clause (i) shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

(ii)                                  The Repurchase Right shall be assignable to the successor entity in any Significant Transaction. However, to the extent the successor entity does not accept such assignment, the Repurchase Right shall lapse immediately prior to the consummation of the Significant Transaction.

(iii)                               To the extent the Repurchase Right remains in effect following a Significant Transaction, such right shall apply to the new capital stock or other property (including any cash payments) received in exchange for the Purchased Shares in consummation of the Significant Transaction, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Significant Transaction upon the Company’s capital structure; provided, however, that the aggregate purchase price shall remain the same. Any capital stock or other property (including any cash payments) received in exchange for the Purchased Shares may be held in escrow.

(iv)                              The Repurchase Right shall automatically lapse in its entirety, and all the Purchased Shares shall immediately vest in full, upon an Involuntary Termination of Optionee’s Continuous Status as an Employee within eighteen (18) months following the effective date of a Significant Transaction in which the Repurchase Right has been assigned.

4.                                      SPECIAL TAX ELECTION.  The acquisition of the Purchased Shares may result in adverse tax consequences which may be avoided or mitigated by filing an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”). Such election must be filed within thirty (30) days after the date of this Agreement. A description of the tax consequences applicable to the acquisition of the Purchased Shares and the form for making such Section 83(b) election are set forth in Exhibit II. OPTIONEE SHOULD CONSULT WITH HIS OR HER TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES OF ACQUIRING THE PURCHASED SHARES AND THE ADVANTAGES AND DISADVANTAGES OF FILING THE SECTION 83(b) ELECTION. OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE’S SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN

IF OPTIONEE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

5.                                      GENERAL PROVISIONS.

(a)         Assignment.  The Company may assign the Repurchase Right to any person or entity selected by the Board, including (without limitation) one or more stockholders of the Company.

(b)         No Employment or Service Contract.  Nothing in this Agreement or in the Plan shall confer upon Optionee any right to Continuous Status as an Employee for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Continuous Status as an Employee at any time for any reason, with or without cause.

(c)          Notices.  Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party’s signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this section to all other parties to this Agreement.

(d)         No Waiver.  The failure of the Company in any instance to exercise the Repurchase Right shall not constitute a waiver of any other repurchase rights that may subsequently arise under the provisions of this Agreement or any other agreement between the Company and Optionee. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

(e)          Cancellation of Shares.  If the Company shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Company shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

(f)           Optionee Undertaking.  Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the provisions of this Agreement.

(g)          Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas without resort to that State’s conflict-of-laws rules.

(h)         Successors and Assigns.  The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon Optionee, Optionee’s permitted assigns and the legal representatives, heirs and legatees of Optionee’s estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

APOLLO ENDOSURGERY, INC.

By:
Name:
Title:

OPTIONEE

Address:

APPENDIX

The following definitions shall be in effect under the Agreement:

A                                       “Administrator” shall mean the Board or any of its Committees, as applicable, that is administering the Plan.

B                                       “Agreement” shall mean this Stock Repurchase Agreement.

C                                       “Board” shall mean the Company’s Board of Directors.

D                                       “Common Stock” shall mean the Company’s common stock, par value $.001 per share.

E                                        “Company” shall mean Apollo Endosurgery, Inc., a Delaware Company.

F                                         “Exercise Price” shall have the meaning assigned to such term in Section 1(a).

G                                       “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)                                     If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq National Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange or the exchange with the greatest volume of trading in Stock for the last market trading day before the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

(ii)                                  If the Common Stock is quoted on The Nasdaq Stock Market (but not on The Nasdaq National Market) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Stock; or

(iii)                               If there is no established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

H                                      “Grant Date” shall have the meaning assigned to such term in Section 1(a).

I                                           “Involuntary Termination” shall mean the termination of Optionee’s Continuous Status as an Employee which occurs by reason of:

(i)                                     Optionee’s involuntary dismissal or discharge by the Company for reasons other than Misconduct, or

(ii)                                  Optionee’s voluntary resignation following (A) a change in Optionee’s position with the Company which materially reduces Optionee’s level of responsibility, (B) a reduction in Optionee’s level of compensation (including base salary, fringe benefits and participation in corporate performance-based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of Optionee’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Company without Optionee’s consent.

J                                           “Misconduct” shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Company (or any Parent or Subsidiary), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Company (or any Parent or Subsidiary) in a material manner.  The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of Optionee or any other person in the service of the Company (or any Parent or Subsidiary).

K                                       “Option” shall have the meaning assigned to such term in Section 1(a).

L                                        “Optionee” shall mean the person to whom the Option is granted under the Plan.

M                                    “Owner” shall mean Optionee and all subsequent holders of the Purchased Shares who derive their chain of ownership through a Permitted Transfer from Optionee.

N                                       “Plan” shall mean the Company’s 2006 Stock Option Plan.

O                                       “Prior Purchase Agreement” shall have the meaning assigned to such term in Section 3(d).

P                                         “Purchased Shares” shall have the meaning assigned to such term in Section 1(a).

Q                                       “Recapitalization” shall mean any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company’s outstanding Common Stock as a class without the Company’s receipt of consideration.

R                                       “Significant Transaction” shall mean any of the following transactions:

(i)                                     consolidation or merger of the Company with or into any other corporations,

(ii)                                  a sale, transfer, lease, conveyance or disposition of all or substantially all of the assets of the Company that requires stockholder approval under the Delaware General Corporation Law, or

(iii)                               the Company is to be liquidated or dissolved (unless the stockholders of the Company immediately before such transaction own,

immediately after the consummation of such transaction, more than 50% of the combined voting power of the then-outstanding voting securities of the surviving or purchasing entity, in substantially the same proportions of such voting securities as they owned immediately before such transaction).

S                                         “Repurchase Right” shall mean the right granted to the Company in accordance with Section 3.

EXHIBIT I

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED                            hereby sell(s), assign(s) and transfer(s) unto Apollo Endosurgery, Inc. (the “Company”),                   (       ) shares of the Common Stock of the Company standing in his or her name on the books of the Company represented by Certificate No.            herewith and do(es) hereby irrevocably constitute and appoint                             Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

Dated:

Signature:

Instructions:                         Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Company to exercise the Repurchase Right without requiring additional signatures on the part of Optionee.

EXHIBIT II

FEDERAL INCOME TAX CONSEQUENCES AND
SECTION 83(b) TAX ELECTION

I.                                        Federal Income Tax Consequences and Section 83(b) Election For Exercise of Non-Qualified Option. If the Purchased Shares are acquired pursuant to the exercise of a Non-Qualified Option, as specified in the Grant Notice, then under Code Section 83, the excess of the Fair Market Value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Exercise Price paid for such shares will be reportable as ordinary income on the lapse date. For this purpose, the term “forfeiture restrictions” includes the right of the Company to repurchase the Purchased Shares pursuant to the Repurchase Right. However, Optionee may elect under Code Section 83(b) to be taxed at the time the Purchased Shares are acquired, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of the Agreement. Even if the Fair Market Value of the Purchased Shares on the date of the Agreement equals the Exercise Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as part of this exhibit. FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30)-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY OPTIONEE AS THE FORFEITURE RESTRICTIONS LAPSE.

II.                                   Federal Income Tax Consequences and Conditional Section 83(b) Election For Exercise of Incentive Option. If the Purchased Shares are acquired pursuant to the exercise of an Incentive Option, as specified in the Grant Notice, then the following tax principles shall be applicable to the Purchased Shares:

(i)                                     For regular tax purposes, no taxable income will be recognized at the time the Option is exercised.

(ii)                                  The excess of (a) the Fair Market Value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (b) the Exercise Price paid for the Purchased Shares will be includible in Optionee’s taxable income for alternative minimum tax purposes.

(iii)                               If Optionee makes a disqualifying disposition of the Purchased Shares, then Optionee will recognize ordinary income in the year of such disposition equal in amount to the excess of (a) the Fair Market Value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (b) the Exercise Price paid for the Purchased Shares. Any additional gain recognized upon the disqualifying disposition will be either short-term or long-term capital gain depending upon the period for which the Purchased Shares are held prior to the disposition.

(iv)                              For purposes of the foregoing, the term “forfeiture restrictions” will include the right of the Company to repurchase the Purchased Shares pursuant to the

Repurchase Right. The term “disqualifying disposition” means any sale or other disposition1 of the Purchased Shares within two (2) years after the Grant Date or within one (1) year after the exercise date of the Option.

(v)                                 In the absence of final Treasury Regulations relating to Incentive Options, it is not certain whether Optionee may, in connection with the exercise of the Option for any Purchased Shares at the time subject to forfeiture restrictions, file a protective election under Code Section 83(b) which would limit (a) Optionee’s alternative minimum taxable income upon exercise and (b) Optionee’s ordinary income upon a disqualifying disposition to the excess of the Fair Market Value of the Purchased Shares on the date the Option is exercised over the Exercise Price paid for the Purchased Shares. Accordingly, such election if properly filed will only be allowed to the extent the final Treasury Regulations permit such a protective election. Page 2 of the attached form for making the election should be filed with any election made in connection with the exercise of an Incentive Option.

1  Generally, a disposition of shares purchased under an Incentive Option includes any transfer of legal title, including a transfer by sale, exchange or gift, but does not include a transfer to the Optionee’s spouse, a transfer into joint ownership with right of survivorship if Optionee remains one of the joint owners, a pledge, a transfer by bequest or inheritance or certain tax free exchanges permitted under the Code.

SECTION 83(b) ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)                     The taxpayer who performed the services is:

Name:

Address:

Taxpayer ID #:

(2)                     The property with respect to which the election is being made is         shares of the common stock of Apollo Endosurgery, Inc.

(3)                     The property was issued on                ,         .

(4)                     The taxable year in which the election is being made is the calendar year         .

(5)                     The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer’s employment with the issuer is terminated. The issuer’s repurchase right lapses in a series of installments over a          (   ) year period ending on                ,         .

(6)                     The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $      per share.

(7)                     The amount paid for such property is $       per share.

(8)                     A copy of this statement was furnished to Apollo Endosurgery, Inc. for whom taxpayer rendered the services underlying the transfer of property.

(9)                     This statement is executed on                ,         .

Taxpayer	Spouse (if any)

This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her Federal income tax returns and must be made within thirty (30) days after the execution date of the Stock Repurchase Agreement. This filing should be made by registered or certified mail, return receipt requested. Optionee must retain two (2) copies of the completed form for filing with his or her Federal and state tax returns for the current tax year and an additional copy for his or her records.

The property described in the above Section 83(b) election is comprised of shares of common stock acquired pursuant to the exercise of an incentive stock option under Section 422 of the Internal Revenue Code (the “Code”). Accordingly, it is the intent of the Taxpayer to utilize this election to achieve the following tax results:

1.                                      The purpose of this election is to have the alternative minimum taxable income attributable to the purchased shares measured by the amount by which the fair market value of such shares at the time of their transfer to the Taxpayer exceeds the purchase price paid for the shares. In the absence of this election, such alternative minimum taxable income would be measured by the spread between the fair market value of the purchased shares and the purchase price which exists on the various lapse dates in effect for the forfeiture restrictions applicable to such shares. The election is to be effective to the full extent permitted under the Code.

2.                                      Section 421 (a)(1) of the Code expressly excludes from income any excess of the fair market value of the purchased shares over the amount paid for such shares. Accordingly, this election is also intended to be effective in the event there is a “disqualifying disposition” of the shares, within the meaning of Section 421(b) of the Code, which would otherwise render the provisions of Section 83(a) of the Code applicable at that time. Consequently, the Taxpayer hereby elects to have the amount of disqualifying disposition income measured by the excess of the fair market value of the purchased shares on the date of transfer to the Taxpayer over the amount paid for such shares. Since Section 421 (a) presently applies to the shares which are the subject of this Section 83(b) election, no taxable income is actually recognized for regular tax purposes at this time, and no income taxes are payable, by the Taxpayer as a result of this election.

THIS PAGE 2 IS TO BE ATTACHED TO ANY SECTION 83(b) ELECTION FILED IN CONNECTION WITH THE EXERCISE OF AN INCENTIVE STOCK OPTION UNDER THE FEDERAL TAX LAWS.

EXHIBIT B

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is executed pursuant to the terms of that certain Stockholders Agreement dated as of the 7th day of September, 2005 (the “Stockholders Agreement”) by and among Apollo Endosurgery, Inc., a Delaware corporation (the “Corporation”), and the parties named as Stockholders and their spouses in the Stockholders Agreement.  By the execution of this Adoption Agreement, the undersigned purchaser or permitted transferee agrees as follows:

1.                                      Acknowledgment.  The undersigned acknowledges that he, she or it is acquiring certain shares of the capital stock of the Corporation, subject to the terms and conditions of the Stockholders Agreement.  The undersigned further acknowledges receipt of a copy of the Stockholders Agreement.

2.                                      Agreements.  The undersigned (i) agrees that the shares of the capital stock of the Corporation acquired by he, she or it shall be bound by and subject to the terms of the Stockholders Agreement, and (ii) hereby adopts the Stockholders Agreement with the same force and effect as if it were originally a party thereto and named as a Stockholder therein.

3.                                      Corporation Agreement.  The Corporation hereby accepts and agrees that the undersigned is a Stockholder under the Stockholders Agreement.

4.                                      Notice.  Any notice required or permitted by the Agreement shall be given to the undersigned at the address listed beside the undersigned’s signature below.

5.                                      Joinder.  The spouse of the undersigned, if applicable, executes this Adoption Agreement to acknowledge its fairness and that it is in such spouse’s best interests and to bind such spouse’s community interest, if any, in any shares of the capital stock of the Corporation, to the terms of the Stockholders Agreement.

6.                                      Counterparts.  This Adoption Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

EXECUTED and DATED as of                 , 20  .

PURCHASER OR PERMITTED TRANSFEREE:

By:

Name:

Address:

SPOUSE (if applicable):

By:

Name:

Address:

Agreed to on behalf of the Corporation and all Stockholders and their respective spouses pursuant to Section 2.2(b) and/or Section 7.18 of the Stockholders Agreement.

CORPORATION:

APOLLO ENDOSURGERY, INC. (for itself and as attorney-in-fact for the Stockholders)

By:

Name:

Address: